                                                                    EXHIBIT 99.9




                                     BYLAWS
                                       OF
                             CAPITOLBANK SACRAMENTO
                       (A California Banking Corporation)


                               TABLE OF CONTENTS
                               -----------------
                                                                         Page(s)
                                                                         -------

ARTICLE I      Offices...................................................      1
     Section 1.           Principal Office...............................      1
     Section 2.           Other Offices..................................      1

ARTICLE II     Meetings of Shareholders..................................      1
     Section 3.           Place of Meetings..............................      1
     Section 4.           Annual Meetings................................      1
     Section 5.           Special Meetings...............................      2
     Section 6.           Notice of Shareholders' Meetings...............      2
     Section 7.           Quorum.........................................      3
     Section 8.           Adjourned Meeting..............................      3
     Section 9.           Waiver or Consent by Shareholders..............      3
     Section 10.          Action Without Meeting.........................      4
     Section 11.          Voting Rights; Cumulative Voting...............      4
     Section 12.          Proxies........................................      5
     Section 13.          Voting by Joint Holders or Proxies.............      6
     Section 14.          Inspectors of Election.........................      6

ARTICLE III    Directors; Management.....................................      7
     Section 15.          Powers.........................................      7
     Section 16.          Number and Qualification of Directors..........      7
     Section 17.          Election and Term of Office....................      8
     Section 18.          Removal of Directors...........................      8
     Section 19.          Vacancies......................................      8
     Section 20.          Place of Meetings..............................      9
     Section 21.          Organizational Meetings........................      9
     Section 22.          Other Regular Meetings.........................      9
     Section 23.          Special Meetings...............................     10
     Section 24.          Quorum.........................................     10
     Section 25.          Contents of Notice and Waiver of Notice........     10
     Section 26.          Adjournment....................................     11
     Section 27.          Notice of Adjournment..........................     11
     Section 28.          Telephone Participation........................     11
     Section 29.          Action Without Meeting.........................     11
     Section 30.          Fees and Compensation..........................     11
     Section 31.          Meetings Called by Superintendent..............     11

ARTICLE IV     Officers..................................................     12
     Section 32.          Officers.......................................     12
     Section 33.          Election.......................................     12
     Section 34.          Subordinate Officers...........................     12
     Section 35.          Removal and Resignation........................     13
     Section 36.          Vacancies......................................     13
     Section 37.          Chairman of the Board; Vice-Chairman of
                          the Board......................................     13

                               TABLE OF CONTENTS
                               -----------------

                                                                         Page(s)
                                                                         -------
     Section 38.          President......................................     13
     Section 39.          Vice Presidents................................     14
     Section 40.          Secretary......................................     14
     Section 41.          Chief Financial Officer; Cashier...............     15

ARTICLE V      General Corporate Matters.................................     15
     Section 42.          Record Date and Closing of Stockbooks..........     15
     Section 43.          Corporate Records and Inspection by
                          Shareholders and Directors.....................     16
     Section 44.          Checks, Drafts, Evidences of Indebtedness......     16
     Section 45.          Corporate Contracts and Instruments; How
                               Executed..................................     17
     Section 46.          Stock Certificates.............................     17
     Section 47.          Lost Certificates..............................     17
     Section 48.          Reports to Shareholders........................     17
     Section 49.          Indemnity of Officers, Directors, etc..........     18

ARTICLE VI     Amendments................................................     23
     Section 50.          Amendments by Shareholders.....................     23
     Section 51.          Amendment by Directors.........................     24
     Section 52.          Effective Date.................................     24

ARTICLE VII    Committees of the Board of Directors......................     24
     Section 53.          Committees of the Board of Directors...........     24

                                     BYLAWS

                                       OF

                             CAPITOLBANK SACRAMENTO

                       (A California Banking Corporation)



                                   ARTICLE I

                                    Offices
                                    -------

          Section 1.  Principal Office.  The principal executive office in the
          ---------   ----------------
State of California for the transaction of the business of the corporation (called the principal office) shall be 300 Capitol Mall, Sacramento, California, in the County of Sacramento. Subject to authorization therefor by the Superintendent of Banks, State of California, the Board of Directors shall have the authority from time to time to change the principal office from one location to another within the State by amending this Section 1 of the Bylaws.

          Section 2.  Other Offices.  Upon authorization therefor by the
          ---------   -------------
Superintendent of Banks, State of California, one or more branches or other subordinate offices may at any time be fixed and located by the Board of Directors at such place or places within the State of California as it deems appropriate.


                                   ARTICLE II

                            Meetings of Shareholders
                            ------------------------

          Section 3.  Place of Meetings.  Meetings of the shareholders shall be
          ---------   -----------------
held at any place within the State of California that may be designated in writing by the Board of Directors in accordance with these Bylaws. If no such designation is made, the meetings shall be held at the principal office of the corporation.

          Section 4.  Annual Meetings.  All annual meetings of shareholders
          ---------   ---------------
shall be held on such dates, at such times and at such locations as shall be designated by the Board of Directors. At the annual meeting the shareholders shall elect a Board of Directors, consider reports of the affairs of the corporation, and transact such other business as may properly be brought before the meeting.

          Section 5.  Special Meetings.  Special meetings of the shareholders,
          ---------   ----------------
for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, Chairman of the Board of Directors, the President, or by holders of shares entitled to cast not less than 10 percent (10%) of the votes at the meeting.

          Section 6.  Notice of Shareholders' Meetings.  Whenever shareholders
          ---------   --------------------------------
are required or permitted to take any action at a meeting, a written notice of the meeting shall be given not less than 10 (or, if sent by third class mail, 30) nor more than 60 days before the date of the meeting to each shareholder entitled to vote thereat. Such notice shall state the place, date and hour of the meeting and (1) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (2) in the case of the annual meeting, those matters which the Board of Directors, at the time of the mailing of the notice, intends to present for action by the shareholders, but subject to the provisions of Section 601(f) of the California Corporations Code, any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election.

          Notice of a shareholders' meeting shall be given either personally or by first-class mail (or, if the corporation has outstanding shares held of record by 500 or more persons (determined as provided in Section 605 of the California Corporations Code) on the record date for the shareholders meeting, notice may be sent third-class mail as provided in Sections 601(a) and 601(b) of the California Corporations Code) or other means of written communication, addressed to the shareholder at the address of such shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice; or if no such address appears or is given, at the place where the principal office of the corporation is located. The notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication.

          If any notice addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at such address, all future notices shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal office of the corporation for a period of one year from the date of the giving of the notice to all other shareholders.

          Upon request in writing to the Chairman of the Board of Directors, President, Vice President or Secretary by any person entitled to call a special meeting of shareholders, the officer forthwith shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after the receipt of the request.

          Section 7.  Quorum.  The presence at any meeting, in person or by
          ---------   ------
proxy, of the persons entitled to vote a majority of the voting shares of the corporation shall constitute a quorum for the transaction of business. Shareholders present at a valid meeting at which a quorum is initially present may continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by persons voting more than 25 percent of the voting shares.

          Section 8.  Adjourned Meeting.  Any annual or special shareholders
          ---------   -----------------
meeting may be adjourned from time to time, even though a quorum is not present, by vote of the holders of a majority of the voting shares present at the meeting either in person or by proxy, provided that in the absence of a quorum, no other business may be transacted at the meeting except as provided in Section 7 of these Bylaws.

          Notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.
At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

          Section 9.  Waiver or Consent by Shareholders.  The transactions of
          ---------   ---------------------------------
any meeting of shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by Section 6 of these Bylaws or Section 601(f) of the California Corporations Code to be included in the notice but not so included, if such objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of shareholders need be specified in any written waiver of notice, consent to the holding of the meeting or approval of the minutes thereof, except as provided in Section 601(f) of the California Corporations Code.

          Section 10.  Action Without Meeting.  Any action which may be taken at
          ----------   ----------------------
any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of affirmative votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, except that unanimous written consent shall be required for election of directors, subject to the provisions of Section 19 of these Bylaws.

          Unless the consents of all shareholders entitled to vote have been solicited or received in writing, notice shall be given to non-consenting shareholders to the extent required by Section 603(b) of the California Corporations Code.

          Any shareholder giving written consent, or the shareholder's proxyholders, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the corporation.

          Section 11.  Voting Rights; Cumulative Voting.  Only persons in whose
          ----------   --------------------------------
names shares entitled to vote stand on the stock records of the corporation at the close of business on the record date fixed by the Board of Directors as provided in Section 42 of these Bylaws for the determination of shareholders of record shall be entitled to notice of and to vote at such meeting of shareholders. If no record date is fixed, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held; the record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board has been taken, shall be the day on which the first written consent is given; and the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.

          Except as provided in the next following sentence and except as may be otherwise provided in the Articles of Incorporation, each shareholder entitled to vote shall be entitled to one vote for each share held on each matter submitted to a vote of shareholders. In the election of directors, each such shareholder complying with the following paragraph may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which the shareholder's shares are normally entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit.

          No shareholder shall be entitled to cumulate votes, in favor of any candidate or candidates unless such candidate's or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, such fact shall be announced to all shareholders and proxies present, who may then cumulate their votes for candidates in nomination.

          In any election of directors, the candidates receiving the highest number of votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected.

          Voting may be by voice or ballot, provided that any election of directors must be by ballot upon the demand of any shareholder made at the meeting and before the voting begins.

          Section 12.  Proxies.  Every person entitled to vote shares may
          ----------   -------
authorize another person or persons to act by proxy with respect to such shares. All proxies must be in writing and must be signed by the shareholder confirming the proxy or his attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy.
Every proxy continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto, except as otherwise provided in Section 705 of the California Corporations Code. Such revocation may be effected by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or as to any meeting, by attendance at such meeting and voting in person by the person executing the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

          Section 13.  Voting by Joint Holders or Proxies.  Shares or proxies
          ----------   ----------------------------------
standing in the names of two or more persons shall be voted or represented in accordance with the vote or consent of the majority of such persons. If only one of such persons is present in person or by proxy, that person shall have the right to vote all such shares, and all of the shares standing in the names of such persons shall be deemed to be represented for the purpose of determining a quorum. This section shall apply to the voting of shares by two or more administrators, executors, trustees or other fiduciaries, or joint proxy holders, unless the instrument or order of court appointing them shall otherwise direct.

          Section 14.  Inspectors of Election.  In advance of any meeting of
          ----------   ----------------------
shareholders the Board may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any meeting of shareholders may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election (or persons to replace those who so fail or refuse) at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one or three inspectors are to be appointed. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.

          The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies, receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all shareholders.

                                  ARTICLE III

                             Directors; Management
                             ---------------------

          Section 15.  Powers.  Subject to any provisions of the Articles of
          ----------   ------
Incorporation, of the Bylaws and of law limiting the powers of the Board of Directors or reserving powers to the shareholders, the Board of Directors shall, directly or by delegation, manage the business and affairs of the corporation and exercise all corporate powers permitted by law.

          Section 16.  Number and Qualification of Directors.
          ----------   -------------------------------------

          (a)  The authorized number of directors shall not be less than seven
(7) nor more than thirteen (13), unless and until changed by an amendment to this Section 16(a) approved by the shareholders pursuant to Section 50 of these Bylaws. The exact number of directors within the range provided in this Section 16(a) shall be fixed by a resolution adopted by the Board of Directors, and unless and until a resolution fixing a different number is adopted by the Board of Directors, the exact number of directors shall be seven (7).

          (b) Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than nominations by the Board of Directors) shall be made in writing and shall be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of stockholders called for the election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these Bylaws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which Directors are to be elected.

          Section 17.  Election and Term of Office.  The directors shall be
          ----------   ---------------------------
elected annually by the shareholders at the annual meeting of the shareholders; provided, that if for any reason, said annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall, except as provided in
Section 18 of these Bylaws, begin immediately after their election and shall continue until their respective successors are elected and qualified.

          Each director upon taking office shall make an oath or affirmation as required by Section 682 of the Financial Code of the State of California, and each such oath, subscribed by the director and certified by the officer before whom it is taken, shall be immediately filed with the California Superintendent of Banks.

          Section 18.  Removal of Directors.  A director may be removed from
          ----------   --------------------
office by the Board of Directors if he is declared of unsound mind by the order of court or convicted of a felony. Any or all of the directors may be removed from office without cause by a vote of shareholders holding a majority of the outstanding shares entitled to vote at an election of directors; however, unless the entire Board of Directors is removed, an individual director shall not be removed if the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast, or, if such action is taken by written consent, all shares entitled to vote were voted, and the entire number of directors authorized at the time of the director's most recent election were then being elected. A director may also be removed from office by the Superior Court of the county in which the principal office is located, at the suit of shareholders holding at least ten percent (10%) of the number of outstanding shares of any class, in case of fraudulent or dishonest acts or gross abuse of authority or discretion with reference to the corporation, in the manner provided by law.

          No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

          Section 19.  Vacancies.  A vacancy or vacancies on the Board of
          ----------   ---------
Directors shall exist on the death, resignation, or removal of any director, or if the authorized number of directors is increased or the shareholders fail to elect the full authorized number of directors.

          Except for a vacancy created by the removal of a director which may only be filled by approval of the shareholders, vacancies on the Board of Directors may be filled by approval of the Board of Directors or, if the number of directors then in office is less than a quorum, by the unanimous written consent of the directors then in office, the affirmative vote of a majority of the remaining directors then in office, or by a sole remaining director. Each director so elected shall hold office until his successor is elected at an annual or special shareholders' meeting.

          The shareholders may elect a director at any time to fill any vacancy not filled by the directors. Any such election by written consent, other than to fill a vacancy created by removal, requires the consent of a majority of the outstanding shares entitled to vote. An election by written consent to fill a vacancy created by removal requires the unanimous consent of all shareholders entitled to vote.

          Any director may resign effective upon giving written notice to the Chairman of the Board of Directors, the President, the Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

          Section 20.  Place of Meetings.  Regular and special meetings of the
          ----------   -----------------
Board of Directors shall be held at any place within the State of California that is designated by resolution of the Board or, either before or after the meeting, consented to in writing by all the Board members. If the place of a regular or special meeting is not fixed by resolution or written consents of the Board, it shall be held at the corporation's principal office.

          Section 21.  Organizational Meetings.  Immediately following each
          ----------   -----------------------
annual shareholders' meeting, the Board of Directors shall hold an organizational meeting at a date and time adopted by the Board of Directors by resolution to organize, elect officers, and transact other business. Notice of this meeting shall not be required.

          Section 22.  Other Regular Meetings.  Other regular meetings of the
          ----------   ----------------------
Board of Directors shall be held at such time and place as the Board of Directors by resolution shall determine, but not less than once each calendar quarter. Notice of these regular meetings shall not be required.

          Section 23.  Special Meetings.  Special meetings of the Board of
          ----------   ----------------
Directors for any purpose may be called at any time by the Chairman of the Board of Directors, the President or any two directors.

          Special meetings of the Board shall be held upon four days' notice by mail or 48 hours' notice delivered personally, by telephone, telegraph or facsimile. If notice is by telephone, it shall be complete when the person calling the meeting believes in good faith that the notified person has heard and acknowledged the notice. If the notice is by mail or telegraph, it shall be complete when deposited in the United States mail or delivered to the telegraph office at the place where the corporation's principal office is located, charges prepaid and addressed to the notified person at such person's address appearing on the corporate records or, if it is not on these records or is not readily ascertainable, at the place where the regular Board meeting is held. If the notice is sent by facsimile, it shall be complete when the facsimile transmission equipment used to send the notice indicates that the transmission has been received by the facsimile equipment designated for receipt of such transmissions by the director to whom the notice is sent.

          Section 24.  Quorum.  A majority of the authorized number of directors
          ----------   ------
shall constitute a quorum for the transaction of business, except to adjourn a meeting under Section 26 of these Bylaws. Every act done or decision made by a majority of the directors present at a meeting at which a quorum is present shall be regarded as the act of the Board of Directors, unless the vote of a greater number is required by law, the Articles of Incorporation, or these Bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by a majority of the required quorum for such meeting.

          Section 25.  Contents of Notice and Waiver of Notice.   Neither the
          ----------   ---------------------------------------
business to be transacted at, nor the purpose of, any regular or special Board meeting need be specified in the notice or waiver of notice of the meeting. Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, either before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to said director. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          Section 26.  Adjournment.  A majority of the directors present,
          ----------   -----------
whether or not a quorum is present, may adjourn any meeting to another time and place.

          Section 27.  Notice of Adjournment.  Notice of the time and place of
          ----------   ---------------------
holding an adjourned meeting need not be given to absent directors if the time and place are fixed at the meeting being adjourned, except that if the meeting is adjourned for more than 24 hours such notice shall be given prior to the adjourned meeting to the directors who were not present at the time of the adjournment.

          Section 28.  Telephone Participation.  Members of the Board may
          ----------   -----------------------
participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meetings can hear one another. Such participation constitutes presence in person at such meeting.

          Section 29.  Action Without Meeting.  The Board of Directors may take
          ----------   ----------------------
any action without a meeting that may be required or permitted to be taken by the Board at a meeting, if all members of the Board individually or collectively consent in writing to the action. The written consent or consents shall be filed in the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same effect as an unanimous vote of directors.

          Section 30.  Fees and Compensation.  Directors and members of
          ----------   ---------------------
committees shall receive neither compensation for their services nor reimbursement for their expenses unless these payments are fixed by resolution of the Board.

          Section 31.    Meetings Called by Superintendent.
          ----------     ---------------------------------

          (a) The Superintendent of Banks, State of California may call a meeting of the Board of Directors of this corporation pursuant to Section 684 of the California Financial Code.

          (b) A meeting of the Board called by the Superintendent shall be held upon 4 days notice by mail or 24 hours notice delivered personally or by telephone or telegraph. Such notice shall be given by the Superintendent or, if the Superintendent so orders, by an officer of the corporation.

          (c) A meeting of the Board called by the Superintendent shall be held at such place within this state as may be designated by the Superintendent and specified in the notice of such meeting.

          (d) The expenses of a meeting of the Board called by the Superintendent shall be paid by the corporation.


                                   ARTICLE IV

                                    Officers
                                    --------

          Section 32.  Officers.  The officers of the corporation shall be a
          ----------   --------
President, a Secretary, and a Chief Financial Officer. The corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board (a Chairman and a Vice-Chairman shall each be chosen from the Board of Directors), one or more Vice Presidents, one or more Assistant Secretaries, a Cashier, one or more Assistant Cashiers or Chief Financial Officers, and any other officers who may be appointed under Section 34 of these Bylaws. Any two or more offices, except those of President and Secretary, may be held by the same person.

          Any officer of the corporation may be excluded by resolution of the Board of Directors or by a provision of these Bylaws from participation, other than in the capacity of a director, in major policymaking functions of the corporation.

          Each officer and employee of the corporation shall give bond of suitable amount with security to be approved by the Board of Directors, conditioned on the honest and faithful discharge of his duties as such officer or employee. At the discretion of the Board, such bonds may be schedule or blanket form and the premiums shall be paid by the corporation. The amount of such bonds, the form of coverage, and the name of the company providing the surety therefor shall be reviewed annually by the Board of Directors. Action shall be taken by the Board at that time approving the amount of the bond to be provided by each officer and employee of the corporation for the ensuing year.

          Section 33.  Election.  The officers of the corporation, except those
          ----------   --------
appointed under Section 34 of these Bylaws, shall be chosen annually by the Board of Directors, and each shall hold his office until he resigns or is removed or otherwise disqualified to serve, or his successor is elected and qualified.

          Section 34.  Subordinate Officers.  The Board of Directors may
          ----------   --------------------
appoint, and may authorize the President to appoint, any other officers that the business of the corporation may require, each of whom shall hold office for the period, have the authority, and perform the duties specified in the Bylaws or by the Board of Directors.

          Section 35.  Removal and Resignation.  Any officer may be removed with
          ----------   -----------------------
or without cause either, by the Board of Directors at any regular or special directors' meeting or, except for an officer chosen by the Board, by any officer on whom the power of removal may be conferred by the Board.

          Any officer may resign at any time by giving written notice to the Chairman of the Board, the Board of Directors, the President or the Secretary of the corporation. An officer's resignation shall take effect when it is received or at any later time specified in the resignation. Unless the resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective.

          Section 36.  Vacancies.  A vacancy in any office because of death,
          ----------   ---------
resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to the office.

          Section 37.  Chairman of the Board; Vice-Chairman of the Board.  The
          ----------   -------------------------------------------------
Board of Directors may in its discretion elect a Chairman of the Board, who shall preside at all meetings of the Board of Directors at which the Chairman is present and shall exercise and perform any other powers and duties assigned to the Chairman by the Board or prescribed by the Bylaws. The Board of Directors may in its discretion also elect a Vice-Chairman of the Board, who shall preside at all meetings of the Board of Directors in the absence of the Chairman of the Board and shall exercise and perform any other powers and duties assigned to the Vice-Chairman by the Board or prescribed by the Bylaws.

          The positions of Chairman of the Board and Vice-Chairman of the Board shall be deemed not to be executive officers of the corporation and the Chairman of the Board and Vice-Chairman of the Board shall be excluded from participation, other than in the capacity of directors, in major policymaking functions of the corporation.

          Section 38.  President.  Subject to any supervisory powers that may be
          ----------   ---------
given by the Board of Directors or the Bylaws to the Chairman of the Board, the President shall be the corporation's chief executive officer and shall, subject to the control of the Board of Directors, have general supervision, direction, and control over the corporation's business and officers. The President shall preside, as Chairman at all shareholders' meetings and at all directors' meetings not presided over by the Chairman of the Board, the Vice-Chairman of the Board, in the absence of the Chairman, or such other member of the Board as has been designated by the Board of Directors, in the absence of the Chairman and the Vice-Chairman.

The President shall have the general powers and duties of management usually vested in a corporation's president; shall have any other powers and duties that are prescribed by the Board of Directors or these Bylaws; and shall be primarily responsible for carrying out all orders and resolutions of the Board of Directors.

          Section 39.  Vice Presidents.  If the President is absent or is unable
          ----------   ---------------
or refuses to act, the Vice Presidents in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions on, the President. Each Vice President shall have any other duties that are prescribed for said Vice President by the Board of Directors or the Bylaws.

          Section 40.  Secretary.  The Secretary shall keep or cause to be kept,
          ----------   ---------
and be available at the principal office and any other place that the Board of Directors specifies, a book of minutes of all directors' and shareholders' meetings. The minutes of each meeting shall state the time and place that it was held, whether it was regular or special; if a special meeting, how it was authorized, the notice given, the names of those present or represented at shareholders' meetings, and the proceedings of the meetings. A similar minute book shall be kept for each committee of the Board.

          The Secretary shall keep, or cause to be kept, at the principal office or at the office of the corporation's transfer agent, a share register, or duplicate share register, showing the shareholders' names and addresses, the number and classes of shares held by each, the number and date of each certificate issued for these shares, and the number and date of cancellation of each certificate surrendered for cancellation.

          The Secretary shall give, or cause to be given, notice of all directors' and shareholders' meetings required to be given under these Bylaws or by law, shall keep the corporate seal in safe custody, and shall have any other powers and perform any other duties that are prescribed by the Board of Directors or these Bylaws.

          The Secretary shall be deemed not to be an executive officer of the corporation and the Secretary shall be excluded from participation, other than in the capacity of director if the Secretary is also a director, in major policymaking functions of the corporation.

          Section 41.  Chief Financial Officer; Cashier.  The Chief Financial
          ----------   --------------------------------
Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the corporation's properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director. The Chief Financial Officer shall have any other powers and perform any other duties that are prescribed by the Board of Directors.

          The Cashier, if one has been appointed by the Board, shall deposit all money and other valuables in the name and to the credit of the corporation with the depositories designated by the Board of Directors. The Cashier shall disburse the corporation's funds as ordered by the Board of Directors; shall render to the President and directors, whenever they request it, an account of
all his transactions as Cashier.   The Cashier shall have any other powers and
perform any other duties that are prescribed by the Board of Directors.

          If required by the Board of Directors, the Cashier and Chief Financial Officer shall each give the corporation a bond in the amount and with the surety or sureties specified by the Board for faithful performance of the duties of that person's office and for restoration to the corporation of all its books, papers, vouchers, money, and other property of every kind in that person's possession or under that person's control on that person's death, resignation, retirement, or removal from office.

                                   ARTICLE V

                           General Corporate Matters
                           -------------------------

          Section 42.  Record Date and Closing of Stockbooks.  The Board of
          ----------   -------------------------------------
Directors may fix a time in the future as a record date for determining shareholders entitled to notice of and to vote at any shareholders' meeting; to receive any dividend, distribution, or allotment of rights; or to exercise rights in respect of any other lawful action, including change, conversion, or exchange of shares. The record date shall not, however, be more than 60 nor less than 10 days prior to the date of such meeting nor more than 60 days prior to any other action. If a record date is fixed for a particular meeting or event, only shareholders of record on that date are entitled to notice and to vote and to receive the dividend, distribution, or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date.

          A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting, but the Board shall fix a new record date if the meeting is adjourned for more than 45 days.

          Section 43.  Corporate Records and Inspection by Shareholders and
          ----------   ----------------------------------------------------
Directors.  Books and records of account and minutes of the proceedings of the
- - ---------
shareholders, Board, and committees of the Board shall be kept available for inspection at the principal office of the corporation. A record of the shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each, shall be kept available for inspection,at the principal office or at the office of the corporation's transfer agent or registrar.

          A shareholder or shareholders holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation shall have an absolute right to do either or both of the following: (1) inspect and copy the record of shareholders' names and addresses and shareholdings during usual business hours upon five business days prior written demand upon the corporation, or (2) obtain from the transfer agent for the corporation, upon five business days prior written demand and upon the tender of its usual charges for such a list (the amount of which charges shall be stated to the shareholder by the transfer agent upon request), a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand. The record of shareholders shall also be open to inspection and copying by any shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to such holder's interests as a shareholder or holder of a voting trust certificate. Inspection and copying may be made in person or by agent or attorney.

          Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and make extracts.

          Section 44.  Checks, Drafts, Evidences of Indebtedness.  All checks,
          ----------   -----------------------------------------
drafts, or other orders for payment of money, notes, and all mortgages, or other evidences of indebtedness, issued in the name of or payable to the corporation, and all assignments and endorsements of the foregoing, shall be signed or endorsed by the person or persons and in the manner specified by the Board of Directors.

          Section 45.  Corporate Contracts and Instruments; How  Executed.
          ----------   --------------------------------------------------
Except as otherwise provided in the Bylaws, officers, agents, or employees must be authorized by the Board of Directors to enter into any contract or execute any instrument in the corporation's name and on its behalf. This authority may be general or confined to specific instances.

          Section 46.  Stock Certificates.  One or more certificates for shares
          ----------   ------------------
of the corporation's capital stock shall be issued to each shareholder for any of such shareholder's shares that are fully paid. The corporate seal or its facsimile may be fixed on certificates. All certificates shall be signed by the Chairman of the Board, President, or a Vice President and the Secretary, Treasurer, or an Assistant Secretary. Any or all of the signatures on the certificate may be facsimile signatures.

          Section 47.  Lost Certificates.  No new share certificate that
          ----------   -----------------
replaces an old one shall be issued unless the old one is surrendered and canceled at the same time; provided, however, that if any share certificate is lost, stolen, mutilated, or destroyed, the Board of Directors may authorize issuance of a new certificate replacing the old one on any terms and conditions, including a reasonable arrangement for indemnification of the corporation, that the Board may specify.

          Section 48.  Reports to Shareholders.  The requirement for the annual
          ----------   -----------------------
report to shareholders referred to in Section 1501(a) of the California Corporations Code is hereby expressly waived so long as there are less than 100 holders of record of the corporation's shares. The Board of Directors shall cause to be sent to the shareholders such annual or other periodic reports as they consider appropriate or as otherwise required by law. In the event the corporation has 100 or more holders of its shares, an annual report complying with Section 1501(a) and, when applicable, Section 1501(b) of the California Corporations Code, except as limited by Section 689 of the California Financial Code, shall be sent to the shareholders not later than 120 days after the close of the fiscal year and at least 15 days prior to the annual meeting of shareholders to be held during the next fiscal year.

          If no annual report for the last fiscal year has been sent to shareholders, the corporation shall, upon the written request of any shareholder made more than 120 days after the close of such fiscal year, deliver or mail to the person making the request within 30 days thereafter the financial statements referred to in
Section 1501(a) for such year.

          A shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of the corporation may make a written request to the corporation for an income statement of the corporation for the three-month, six-month, or nine-month period of the current fiscal year ended more than 30 days prior to the date of the request and a balance sheet of the corporation as of the end of such period and, in addition, if no annual report for the last fiscal year has been sent to shareholders, the statements referred to in Section 1501(a) of the California Corporations Code for the last fiscal year. The statement shall be delivered or mailed to the person making the request within 30 days thereafter. A copy of the statements shall be kept on file in the principal office of the corporation for 12 months and they shall be exhibited at all reasonable times to any shareholder demanding an examination of them or a copy shall be mailed to such shareholder. The income statements and balance sheets referred to shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that such financial statements were prepared without audit from the books and records of the corporation.

          Section 49.  Indemnity of Officers, Directors, etc.
          ----------   -------------------------------------

          A.  Action, Etc. Other than by Right of the Corporation.  The
              ---------------------------------------------------
corporation shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that such person is or was an Agent of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the corporation or, that the person had reasonable cause to believe that the person's conduct was unlawful.

          B.  Action, Etc., By or in the Right of the Corporation.  The
              ---------------------------------------------------
corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an Agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the corporation and its shareholders; except that no indemnification shall be made under this subsection 49B for any of the following:

          (1) In respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of such person's duty to the corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine;

          (2) Of amounts paid in settling or otherwise disposing of a pending action without court approval; or

          (3) Of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

          C.  Determination of Right of Indemnification.  Any indemnification
              -----------------------------------------
under subsections 49A and 49B shall be made by the corporation only if authorized in the specific case, upon a determination that indemnification of the Agent is proper in the circumstances because that Agent has met the applicable standard of conduct set forth above in subsections 49A and 49B by any of the following:

          (1) A majority vote of a quorum consisting of directors who are not parties to such proceeding;

          (2) If such a quorum of directors is not obtainable, by independent legal counsel in a written opinion;

          (3) Approval of the shareholders by the affirmative vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of shareholders as provided in Section 10, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

          (4) The court in which such proceeding is or was pending upon application made by the corporation or its Agent or attorney or other person rendering services in connection with the defense, whether or not such application by the Agent, attorney or other person is opposed by the corporation.

          D.  Advances of Expenses.  Expenses (including attorneys' fees),
              --------------------
costs, and charges incurred in defending any proceeding shall be advanced by the corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the Agent to repay such amount unless it shall be determined ultimately that the Agent is entitled to be indemnified as authorized in this Section 49.

          E.  Indemnification Against Expenses of Successful Party.
              ----------------------------------------------------
Notwithstanding the other provisions of this Section 49, to the extent that an Agent has been successful on the merits in a defense of any proceeding, claim, issue or matter referred to in subsections 49A and 49B, such Agent shall be indemnified against all expenses actually and reasonably incurred by the Agent in connection therewith.

          F.  Right of Agent to Indemnification Upon Application; Procedure Upon
              ------------------------------------------------------------------
Application.  Any indemnification provided for in subsections 49A, 49B, or 49E
- - -----------
shall be made no later than ninety (90) days after the corporation is given notice of request by Agent, provided that such request is made after final adjudication, dismissal, or settlement unless an appeal is filed, in which case the request is made after the appeal is resolved (hereafter referred to as "Final Disposition"). Upon such notice, if a quorum of directors who were not parties to the action, suit or proceeding giving rise to indemnification is obtainable, the corporation shall within two (2) weeks call a Board of Directors' meeting to be held within four (4) weeks of such notice, to make a determination as to whether the Agent has met the applicable standard of conduct. Otherwise, if a quorum consisting of directors who were not parties in the relevant action, suit, or proceeding is not obtainable, the corporation shall retain (at the corporation's expense) independent legal counsel chosen either jointly by the corporation and Agent or else by corporation counsel within two (2) weeks, to make such determination. If (1) at such Board of Directors' meeting, such a quorum is not obtained or, if obtained, refuses to make such determination, or (2) if such legal counsel is not so retained or, if retained, does not make such determination within four (4) weeks, then the Board of Directors shall cause a shareholders' meeting to be held within four (4) weeks to make such a determination.

          If notice of a request for payment of a claim under these Bylaws, under any statute, under any provision of any agreement with the corporation, or under the corporation's Articles of Incorporation providing for indemnification or advance of expenses has been given to the corporation by Agent, and such claim is not paid in full by the corporation within ninety (90) days of the later occurring of the giving of such notice and Final Disposition in the case of indemnification, and twenty (20) days of the giving of such notice in the case of advance of expenses, then Agent may, but need not, at any time thereafter bring an action against the corporation to receive the unpaid amount of the claim or the expense advance and, if successful Agent shall also be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit, or proceeding in advance of its Final Disposition) that Agent has not met the standards of conduct which make it permissible under applicable law for the corporation to indemnify Agent for the amount claimed, and Agent shall be entitled to receive interim payment of expenses pursuant to subsection 49D unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination that indemnification of Agent is proper in the circumstances because Agent has met the applicable standard of conduct required by applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its shareholders) that Agent has not met such applicable standard of conduct, shall create a presumption that the Agent has or has not met the applicable standard of conduct.

          G.  Other Rights and Remedies.  The indemnification provided by this
              -------------------------
Section 49 shall not be deemed exclusive of, and shall not affect, any other rights to which an Agent seeking indemnification may be entitled under any law, other provision of these Bylaws, the corporation's Articles of Incorporation, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

          H.  Insurance.  The corporation may purchase and maintain insurance on
              ---------
behalf of any person who is or was an Agent against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this
Section 49.

          I.  Optional Means of Assuring Payment.  Upon request by an Agent
              ----------------------------------
certifying that the Agent has reasonable grounds to believe the Agent may be made a party to a proceeding for which the Agent may be entitled to be indemnified under this Section 49, the corporation may but is not required to create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

          J.  Savings Clause.  If this Section 49 or any portion thereof shall
              --------------
be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each Agent as to expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement with respect to any action, suit, proceeding, or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the corporation, to the fullest extent permitted by any applicable portion of this Section 49 that shall not have been invalidated, or by any other applicable law.

          K.  Definition of Agent.  For the purposes of this Section 49, "Agent"
              -------------------
means any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorneys' fees and any expenses of establishing a right to indemnification.

          L.  Indemnification under Section 204(a)(11) of the California
              ----------------------------------------------------------
Corporations Code.  Subject to the provisions of California Corporations Code
- - -----------------
Section 204(a)(11) and any other applicable law, notwithstanding any other provisions of these Bylaws, the following shall apply to the indemnification of Agents under these Bylaws:

          (1) The corporation shall indemnify a person pursuant to this subsection 49L if the corporation would be required to indemnify such person pursuant to subsections 49A or 49B if in subsections 49A and 49B the phrase "in a manner such person reasonably believed to be in the best interests of the corporation" is replaced with the phrase "in a manner such person did not believe to be contrary to the best interests of the corporation." If pursuant to subsections 49C and 49F the person making the subsection 49A and/or 49B conduct standard determination determines that such standard has not been satisfied, such person shall also determine whether this subsection 49L(1) conduct standard has been satisfied;

          (2) There shall be a presumption that the Agent met the applicable standard of conduct required to be met in subsection 49C for indemnification of the Agent, rebuttable by clear and convincing evidence to the contrary;

          (3) The corporation shall have the burden of proving that the Agent did not meet the applicable standard of conduct in subsection 49C;

          (4) In addition to the methods provided for in subsection 49C, a determination that indemnification is proper in the circumstances because that Agent met the applicable standard of conduct may also be made by the arbitrator in any arbitration proceeding in which such matter is or was pending;

          (5) Unless otherwise agreed to in writing between an Agent and the corporation in any specific case, indemnification may be made under subsection 49B for amounts paid in settling or otherwise disposing of a pending action without court approval.


                                   ARTICLE VI

                                   Amendments
                                   ----------

          Section 50.  Amendments by Shareholders.  New Bylaws may be adopted or
          ----------   --------------------------
these Bylaws may be amended or repealed by the affirmative vote or written consent of a majority of the outstanding shares entitled to vote. A Bylaw specifying or changing a fixed number of directors or the maximum or minimum number of directors or changing from a fixed to a variable board or vice versa may only be adopted by the affirmative vote or written consent of a majority of the outstanding shares entitled to vote.

          Section 51.  Amendment by Directors.  Subject to the right of
          ----------   ----------------------
shareholders under the preceding Section 50 of these Bylaws, Bylaws may be adopted, amended, or repealed by the Board of Directors. If a Bylaw adopted by the shareholders provides for an indefinite number of directors within specified limits, the directors may fix the exact number of directors within those limits by a resolution adopted by the Board of Directors.

          Section 52.  Effective Date.  These Bylaws and any amendment hereto
          ----------   --------------
shall become effective only when approved by the California Superintendent of Banks and when a copy thereof certified by the Secretary or Assistant Secretary of the corporation has been filed with the Superintendent.


                                  ARTICLE VII

                      Committees of the Board of Directors
                      ------------------------------------

          Section 53.  Committees of the Board of Directors.  The Board of
          ----------   ------------------------------------
Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees each consisting of two or more directors to serve at the pleasure of the Board, including, but not limited to, an Executive Committee.

          The Board of Directors may, except as hereinafter limited, delegate to the Executive Committee any of the powers and authorities of the Board of Directors.

          The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors.

          The Board of Directors shall designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board of Directors shall have all the authority of the Board, except with respect to:

               (1) The approval of any action for which shareholder approval is also required.

               (2) The filling of vacancies on the Board or in any committee.

               (3) The fixing of compensation of the directors for serving on the Board or on any committee.

               (4) The amendment or repeal of Bylaws or the adoption of new Bylaws.

               (5) The amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable.

               (6) A distribution to the shareholders of the corporation as defined in Section 166 of the California Corporations Code, except at a rate or in a periodic amount or within a price range determined by the Board.

               (7) The appointment of other committees of the Board or the members thereof.

          The Board of Directors shall designate a chairman for each committee who shall have the sole power to call any committee meeting other than a meeting set by the Board. Except as otherwise established by the Board of Directors,
Article III of these Bylaws shall apply to committees of the Board and action by such committees, mutatis mutandis.
                 ------- --------

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

                           CERTIFICATE OF SECRETARY



     I, the undersigned, certify that:

     1. I am the duly elected and acting Secretary of CapitolBank Sacramento, a California banking corporation; and

     2. The foregoing Bylaws, consisting of twenty-seven (27) pages, including the cover page and the index pages, are the Bylaws of this corporation as duly adopted by the Board of Directors on August 19, 1992.

     IN WITNESS WHEREOF, I have subscribed my name and affixed the seal of this corporation on August 25, 1992.



                                          /s/ Katherine G. Hrundas
                                       ------------------------------
                                       Katherine G. Hrundas, Secretary



[SEAL]

                                       26